EMPLOYMENT AGREEMENT

THIS AGREEMENT (the “Agreement”) to be effective as of October 22, 2010 (the “Effective Date”), between Omega Healthcare Investors, Inc. (the “Company”), and Daniel Booth (the “Executive”).

INTRODUCTION

The Company and the Executive are parties to an employment agreement dated September 1, 2004, amended May 7, 2007 and December 16, 2008, and now desire to enter into this Agreement to replace and supercede the existing employment agreement.

NOW, THEREFORE, the parties agree as follows:

1. Terms and Conditions of Employment.

(a) Employment.  During the Term, Company will employ the Executive, and the Executive will serve as the Chief Operating Officer of the Company on a full-time basis and will have such responsibilities and authority as may from time to time be assigned to the Executive by the Chief Executive Officer of the Company.  In this capacity, Executive will provide unique services to the Company and be privy to the Company’s Confidential Information and Trade Secrets.  The Executive will report to the Chief Executive Officer of the Company.  The Executive’s primary office will be at the Company’s headquarters in such geographic location within the United States as may be determined by the Company.

(b) Exclusivity.  Throughout the Executive’s employment hereunder, the Executive shall devote substantially all of the Executive’s time, energy and skill during regular business hours to the performance of the duties of the Executive’s employment, shall faithfully and industriously perform such duties, and shall diligently follow and implement all management policies and decisions of the Company; provided, however, that this provision is not intended to prevent the Executive from managing his investments, so long as he gives his duties to the Company first priority and such investment activities do not interfere with his performance of duties for the Company.  Notwithstanding the foregoing, other than with regard to the Executive’s duties to the Company, the Executive will not accept any other employment during the Term, perform any consulting services during the Term, or serve on the board of directors or governing body of any other business, except with the prior written consent of the Chief Executive Officer.  Further, the Executive has disclosed on Exhibit A hereto, all of his nonpublic company healthcare related investments, and agrees during the Term not to make any investments during the term hereof except as a passive investor.  The Executive agrees during the Term not to own directly or indirectly equity securities of any public healthcare related company (excluding the Company) that represents five percent (5%) or more of the value of voting power of the equity securities of such company.

2. Compensation.

(a) Base Salary.  The Company shall pay the Executive base salary of $380,000 per annum effective January 1, 2010, which base salary will be subject to review effective as of January 1, 2011, and at least annually thereafter by the Company for possible increases.  The base salary shall be payable in equal installments, no less frequently than twice per month, in accordance with the Company’s regular payroll practices.

(b) Bonus.

(i) The Executive shall be eligible to earn an annual bonus of 100%, 75% and 50%, respectively, for high, target and threshold performance, respectively, of the Executive’s annual base salary (the “Bonus”), which Bonus, if any, shall be payable (A) promptly following the availability to the Company of the required data to calculate the Bonus for the year for which the Bonus is earned (which data may in the Company’s discretion include audited financial statements), and (B) by no later than March 15 of the year following the year for which the Bonus is earned.

(ii) The Bonus metrics, the relative weighting of the bonus metrics and the specific threshold, target and high levels of each metric for 2010 are set forth on Exhibit B. The performance metrics and the weighting set forth on Exhibit B, but not the specific required levels at threshold, target and high, will continue to apply for 2011 and each subsequent year through 2013 unless the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) changes the metrics or the weighting by no later than the first ninety (90) days of the year in which such change is to occur.  If the Compensation Committee changes the metrics or the weighting with respect to a year, it will communicate the new metrics and the weighting, and the required levels for threshold, target and high performance to the Executive promptly after it approves such changes (which approval must occur no later than the first ninety (90) days of the year in which the change is made).  After any such change is made, the changed metrics and the weighting, but not the required levels for threshold, target and high performance, will continue to apply to each subsequent year through 2013, unless the Compensation Committee takes further action to change the metrics or weighting in the same manner described above.  Regardless of whether or not the Compensation Committee changes the metrics or the weighting for a year, it will establish the required levels for threshold, target and high performance for the year by no later than the first ninety (90) days of the year, and promptly thereafter communicate the same to the Executive.  All required levels for threshold, target and high performance for any year that are based on objective criteria of the type contained in the Company’s budget will be based on the Company’s budget for the subject year that has been approved by the Board of Directors.  Notwithstanding any of the foregoing, the Compensation Committee reserves the right to make adjustments at any time (including without limitation, after the first ninety (90) days of the year to which the bonus criteria apply) to the bonus metrics, the relative weighting of the bonus metrics and the specific threshold, target and high levels of each metric.

(iii) The Executive will be eligible for a prorated Bonus, prorated in accordance with procedures established in the Company’s discretion, if the Executive terminates employment during a calendar year due to death.  In addition, if the Term is not extended beyond December 31, 2013, the Executive will be eligible for a Bonus for 2013 if he remains employed through December 31, 2013.  Otherwise, the Executive will be eligible for a Bonus for any calendar year only if the Executive remains employed by the Company on the date the Bonus is paid, unless otherwise provided by the terms of the applicable bonus plan or the Compensation Committee.

(c) Long-Term Incentive Compensation.  Subject to the Executive’s continued employment through the effective date of each grant specified below, the Executive shall be entitled to the following grants:

(i) effective January 1, 2011, a grant of restricted stock pursuant to an agreement in substantially the form attached hereto as Exhibit C (the “Restricted Stock Agreement”);

(ii) effective January 1, 2011, a grant of performance restricted stock units for the performance period January 1, 2011 through December 31, 2013 with additional quarterly vesting period through December 31, 2014 pursuant to an agreement in substantially the form attached hereto as Exhibit D (the “Multi-year PRSU Agreement”); and

(iii) effective on each of January 1, 2011, January 1, 2012, and January 1, 2013, a grant of performance restricted stock units pursuant to an agreement in substantially the form attached hereto as Exhibit E (the “Annual PRSU Agreement”).

The number of shares of stock subject to the Restricted Stock Agreement and the numbers of units subject to the Multi-year PRSU Agreement and the Annual PRSU Agreement shall be determined in accordance with Exhibit F hereto.

Notwithstanding the foregoing, in the event of any conflict between the terms of the Restricted Stock Agreement, the Multi-year PRSU Agreement or the Annual PRSU Agreement described in this Agreement and Exhibit F and the actual Restricted Stock Agreement, the actual Multi-year PRSU Agreement or the actual Annual PRSU Agreement, the actual Restricted Stock Agreement, the actual Multi-year PRSU Agreement or the actual Annual PRSU Agreement shall govern.  The Executive shall be entitled to any other long-term compensation provided by the Company to the extent provided by, and subject to the terms of, any plan, program, or agreement applicable to the Executive.  Nothing herein shall supersede the terms and conditions of any previously granted long-term or equity incentives.

(d) Expenses.  The Executive shall be entitled to be reimbursed in accordance with Company policy for reasonable and necessary expenses incurred by the Executive in connection with the performance of the Executive’s duties of employment hereunder; provided, however, the Executive shall, as a condition of such reimbursement, submit verification of the nature and amount of such expenses in accordance with the reasonable reimbursement policies from time to time adopted by the Company.  In the case of taxable reimbursements or in-kind benefits that are subject to Section 409A of the Internal Revenue Code, the policy must provide an objectively determinable nondiscretionary definition of expenses eligible for reimbursement or in-kind benefits to be provided, the expense must be incurred or in-kind benefit must be provided during the period that the Executive is employed by or performing services for the Company, unless a different objectively and specifically prescribed period is specified under the applicable policy, the amount of expenses that are eligible for reimbursement or in-kind benefits provided during the Executive’s taxable year may not affect the expenses eligible for reimbursement or in-kind benefits to be provided in any other taxable year, the reimbursement must be paid to the Executive on or before the last day of the Executive’s taxable year following the taxable year in which the expense was incurred, and the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit.

(e) Paid Time Off.  The Executive shall be entitled to paid time off in accordance with the terms of Company policy.

(f) Benefits.  In addition to the benefits payable to the Executive specifically described herein, the Executive shall be entitled to such benefits as generally may be made available to all other Executives of the Company from time to time; provided, however, that nothing contained herein shall require the establishment or continuation of any particular plan or program.

(g) Withholding.  All payments pursuant to this Agreement shall be reduced for any applicable state, local, or federal tax withholding obligations.

(h) Insurance and Indemnification.  The Executive shall be entitled to indemnification, including advancement of expenses (if applicable), in accordance with and to the extent provided by the Company’s bylaws and articles of incorporation, and any separate indemnification agreement, if any.

3. Term, Termination and Termination Payments.

(a) Term.  The term of this Agreement (the “Term”) shall begin as of the Effective Date and shall continue through December 31, 2013, unless sooner terminated pursuant to Section 3(b) hereof.

(b) Termination.  This Agreement and the employment of the Executive by the Company hereunder shall only be terminated: (i) by expiration of the Term; (ii) by the Company without Cause; (iii) by the Executive for Good Reason; (iv) by the Company or the Executive due to the Disability of the Executive; (v) by the Company for Cause; (vi) by the Executive for other than Good Reason or Disability, upon at least sixty (60) days prior written notice to the Company; or (vii) upon the death of the Executive.  Notice of termination by any party shall be given in writing prior to termination and shall specify the basis for termination and the effective date of termination.  Further, notice of termination for Cause by the Company or Good Reason by the Executive shall specify the facts alleged to constitute termination for Cause or Good Reason, as applicable.  Except as provided in Section 3(c), the Executive shall not be entitled to any payments or benefits after the effective date of the termination of this Agreement, except for base salary pursuant to Section 2(a) accrued up to the effective date of termination, any unpaid earned and accrued Bonus, if any, pursuant to Section 2(b), pay for accrued but unused vacation that the Employer is legally obligated to pay Employee, if any, and only if the Employer is so obligated, as provided under the terms of any other employee benefit and compensation agreements or plans applicable to the Executive, expenses required to be reimbursed pursuant to Section 2(d), and any rights to payment the Executive has under Section 2(h).

(c) Termination by the Company without Cause or by the Executive for Good Reason.

(i) If the employment of the Executive is terminated by the Company without Cause or by the Executive for Good Reason, the Company will pay the Executive two times the sum of (A) his base salary pursuant to Section 2(a) hereof, plus (B) an amount equal to the average annual Bonus paid to the Executive for the three most recently completed calendar years prior to termination of employment; provided, however, that if the Executive’s termination of employment occurs before the Bonus, if any, for the most recently completed calendar year is payable, then the averaging will be determined by reference to the three most recently completed calendar years before that calendar year.  Such amount shall be paid in substantially equal annual installments not less frequently than twice per month over the twenty-four (24) month period commencing as of the date of termination of employment, provided that the first payment shall be made sixty (60) days following termination of employment and shall include all payments accrued from the date of termination of employment to the date of the first payment; provided, however, if the Executive is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code, as amended (the “Code”), at the date of his termination of employment then, to the extent required to avoid a tax under Code Section 409A, payments which would otherwise have been made during the first six (6) months after termination of employment shall be withheld and paid to the Executive during the seventh month following the date of his termination of employment.  Notwithstanding the foregoing, if the total payments to be paid to the Executive hereunder, along with any other payments to the Executive, would result in the Executive being subject to the excise tax imposed by Code Section 4999, the Company shall reduce the aggregate payments to the largest amount which can be paid to the Executive without triggering the excise tax, but only if and to the extent that such reduction would result in the Executive retaining larger aggregate after-tax payments.  The determination of the excise tax and the aggregate after-tax payments to be received by the Executive will be made by the Company after consultation with its advisors and in material compliance with applicable law.  If payments are to be reduced, the payments made latest in time will be reduced first and if any payments are to be made at the same time, non-cash payments will be reduced before cash payments.

(ii) If the Term is not extended or the Term is not extended and the Company or the Executive terminates the Executive’s employment upon or following expiration of the Term, such termination shall not be deemed to be a termination of the Executive’s employment by the Company without Cause or a resignation by Executive for Good Reason.

(iii) Notwithstanding any other provision hereof, as a condition to the payment of the amounts in this Section, the Executive shall be required to execute and not revoke within the revocation period provided therein, the Release.  The Company shall provide the Release for the Executive’s execution in sufficient time so that if the Executive timely executes and returns the Release, the revocation period will expire before the date the Executive is required to begin to receive payment pursuant to Section 3(c)(i).

(d) Survival.  The covenants in Section 3 hereof shall survive the termination of this Agreement and shall not be extinguished thereby.

4. Ownership and Protection of Proprietary Information.

(a) Confidentiality.  All Confidential Information and Trade Secrets and all physical embodiments thereof received or developed by the Executive while employed by the Company are confidential to and are and will remain the sole and exclusive property of the Company.  Except to the extent necessary to perform the duties assigned by the Company hereunder, the Executive will hold such Confidential Information and Trade Secrets in trust and strictest confidence, and will not use, reproduce, distribute, disclose or otherwise disseminate the Confidential Information and Trade Secrets or any physical embodiments thereof and may in no event take any action causing or fail to take the action necessary in order to prevent, any Confidential Information and Trade Secrets disclosed to or developed by the Executive to lose its character or cease to qualify as Confidential Information or Trade Secrets.

(b) Return of Company Property.  Upon request by the Company, and in any event upon termination of this Agreement for any reason, as a prior condition to receiving any final compensation hereunder (including any payments pursuant to Section 3 hereof), the Executive will promptly deliver to the Company all property belonging to the Company, including, without limitation, all Confidential Information and Trade Secrets (and all embodiments thereof) then in the Executive’s custody, control or possession.

(c) Survival.  The covenants of confidentiality set forth herein will apply on and after the date hereof to any Confidential Information and Trade Secrets disclosed by the Company or developed by the Executive while employed or engaged by the Company prior to or after the date hereof.  The covenants restricting the use of Confidential Information will continue and be maintained by the Executive for a period of two years following the termination of this Agreement.  The covenants restricting the use of Trade Secrets will continue and be maintained by the Executive following termination of this Agreement for so long as permitted by the governing law.

5. Non-Competition and Non-Solicitation Provisions.

(a) The Executive agrees that during the Applicable Period, the Executive will not (except on behalf of or with the prior written consent of the Company, which consent may be withheld in Company’s sole discretion), within the Area either directly or indirectly, on his own behalf, or in the service of or on behalf of others, provide managerial services or management consulting services substantially similar to those Executive provides for the Company to any Competing Business.  As of the Effective Date, the Executive acknowledges and agrees that the Business of the Company is conducted in the Area.

(b) The Executive agrees that during the Applicable Period, he will not, either directly or indirectly, on his own behalf or in the service of or on behalf of others solicit any individual or entity which is an actual or, to his knowledge, actively sought prospective client of the Company or any of its Affiliates (determined as of date of termination of employment) with whom he had material contact while he was an Executive of the Company, for the purpose of offering services substantially similar to those offered by the Company.

(c) The Executive agrees that during the Applicable Period, he will not, either directly or indirectly, on his own behalf or in the service of or on behalf of others, solicit for employment with a Competing Business any person who is a management level employee of the Company or an Affiliate with whom Executive had contact during the last year of Executive’s employment with the Company.  The Executive shall not be deemed to be in breach of this covenant solely because an employer for whom he may perform services may solicit, divert, or hire a management level employee of the Company or an Affiliate provided that Executive does not engage in the activity proscribed by the preceding sentence.

(d) The Executive agrees that during the Applicable Period, he will not make any statement (written or oral) that could reasonably be perceived as disparaging to the Company or any person or entity that he reasonably should know is an Affiliate of the Company.

(e) In the event that this Section 5 is determined by a court which has jurisdiction to be unenforceable in part or in whole, the court shall be deemed to have the authority to strike any unenforceable provision, or any part thereof or to revise any provision to the minimum extent necessary to be enforceable to the maximum extent permitted by law.

(f) The provisions of this Section 5 shall survive termination of this Agreement, except that if the Executive remains employed by the Company through December 31, 2013 and the Term expires at December 31, 2013, and as a result no severance is payable pursuant to Section 3 of this Agreement, then the provisions of this Section 5 shall also expire at December 31, 2013.

6. Remedies and Enforceability.

The Executive agrees that the covenants, agreements, and representations contained in Sections 4 and 5 hereof are of the essence of this Agreement; that each of such covenants are reasonable and necessary to protect and preserve the interests and properties of the Company; that irreparable loss and damage will be suffered by the Company should the Executive breach any of such covenants and agreements; that each of such covenants and agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from the other and remaining provisions of this Agreement; that the unenforceability of any such covenant or agreement shall not affect the validity or enforceability of any other such covenant or agreements or any other provision or provisions of this Agreement; and that, in addition to other remedies available to it, including, without limitation, termination of the Executive’s employment for Cause, the Company shall be entitled to seek both temporary and permanent injunctions to prevent a breach or contemplated breach by the Executive of any of such covenants or agreements.

7. Notice.

All notices, requests, demands and other communications required hereunder shall be in writing and shall be deemed to have been duly given if delivered or if mailed, by United States certified or registered mail, prepaid to the party to which the same is directed at the following addresses (or at such other addresses as shall be given in writing by the parties to one another):

If to the Company:	Omega Healthcare Investors, Inc.
Suite 3500
200 International Circle
Hunt Valley MD 21030
Attn: Chairman

If to the Executive:	to the last address the Company

has on file for the Executive

Notices delivered in person shall be effective on the date of delivery.  Notices delivered by mail as aforesaid shall be effective upon the fourth calendar day subsequent to the postmark date thereof.

8. Miscellaneous.

(a) Assignment.  The rights and obligations of the Company under this Agreement shall inure to the benefit of the Company’s successors and assigns.  This Agreement may be assigned by the Company to any legal successor to the Company’s business or to an entity that purchases all or substantially all of the assets of the Company, but not otherwise without the prior written consent of the Executive.  In the event the Company assigns this Agreement as permitted by this Agreement and the Executive remains employed by the assignee, the “Company” as defined herein will refer to the assignee and the Executive will not be deemed to have terminated his employment hereunder until the Executive terminates his employment with the assignee.  The Executive may not assign this Agreement.

(b) Waiver.  The waiver of any breach of this Agreement by any party shall not be effective unless in writing, and no such waiver shall constitute the waiver of the same or another breach on a subsequent occasion.

(c) Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland.  The parties agree that any appropriate state or federal court located in Baltimore, Maryland shall have jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy.  The parties consent to the jurisdiction of such courts.

(d) Entire Agreement.  This Agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof and supersedes all oral agreements, and to the extent inconsistent with the terms hereof, all other written agreements.

(e) Amendment.  This Agreement may not be modified, amended, supplemented or terminated except by a written instrument executed by the parties hereto.

(f) Severability.  Each of the covenants and agreements hereinabove contained shall be deemed separate, severable and independent covenants, and in the event that any covenant shall be declared invalid by any court of competent jurisdiction, such invalidity shall not in any manner affect or impair the validity or enforceability of any other part or provision of such covenant or of any other covenant contained herein.

(g) Captions and Section Headings.  Except as set forth in Section 9 hereof, captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

9. Definitions.

(a) “Affiliate” means any person, firm, corporation, partnership, association or entity that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with the Company.

(b) “Applicable Period” means the period commencing as of the date of this Agreement and ending twenty-four (24) months after the termination of the Executive’s employment with the Company or any of its Affiliates.

(c) “Area” means Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Mississippi, Missouri, Nevada, New Hampshire, New Mexico, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Tennessee, Texas, Vermont, Washington, West Virginia and Wisconsin.

(d) “Business of the Company” means any business with the primary purpose of leasing assets to healthcare operators, or financing the ownership of, or financing the operation of, senior housing, long-term care facilities, assisted living facilities, retirement housing facilities, or other residential healthcare related real estate.

(e) “Cause” the occurrence of any of the following events:

(i) willful refusal by the Executive to follow a lawful direction of the Chief Executive Officer or the Board of Directors of the Company, provided the direction is not materially inconsistent with the duties or responsibilities of the Executive’s position as Chief Operating Officer of the Company, which refusal continues after the Chief Executive Officer or the Board of Directors has again given the direction in writing;

(ii) willful misconduct or reckless disregard by the Executive of his duties or with respect to the interest or material property of the Company;

(iii) intentional disclosure by the Executive to an unauthorized person of Confidential Information or Trade Secrets, which causes material harm to the Company;

(iv) any act by the Executive of fraud against, material misappropriation from or significant dishonesty to either the Company or an Affiliate, or any other party, but in the latter case only if in the reasonable opinion of at least two-thirds of the members of the Board of Directors of the Company, such fraud, material misappropriation, or significant dishonesty could reasonably be expected to have a material  adverse impact on the Company or its Affiliates;

(v) commission by the Executive of a felony as reasonably determined by at least two-thirds of the members of the Board of Directors of the Company; or

(vi) a material breach of this Agreement by the Executive, provided that the nature of such breach shall be set forth with reasonable particularity in a written notice to the Executive who shall have ten (10) days following delivery of such notice to cure such alleged breach, provided that such breach is, in the reasonable discretion of the Board of Directors, susceptible to a cure.

(f) “Competing Business” means the entities listed below and any person, firm, corporation, joint venture, or other business that is engaged in the Business of the Company:

(i) Ventas, Inc.,
(ii) Nationwide Health Properties,
(iii) Health Care Property Investors Inc.,
(iv) Healthcare Realty Trust,
(v) National Health Investors Inc.,
(vi) National Health Realty, Inc.,
(vii) Senior Housing Properties Trust,
(viii) Health Care REIT Inc.,
(ix) LTC Properties Inc., and
(x) Medical Properties Trust, Inc.

(g) “Confidential Information” means data and information relating to the Business of the Company or an Affiliate (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Executive or of which the Executive became aware as a consequence of or through his relationship to the Company or an Affiliate and which has value to the Company or an Affiliate and is not generally known to its competitors.  Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company or an Affiliate (except where such public disclosure has been made by the Executive without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means without breach of any obligations of confidentiality owed to the Company or any of its Affiliates by the Executive.

(h) “Disability” means the inability of the Executive to perform the material duties of his position hereunder due to a physical, mental, or emotional impairment, for a ninety (90) consecutive day period or for aggregate of one hundred eighty (180) days during any three hundred sixty-five (365) day period.

(i) “Good Reason” means the occurrence of all of the events listed in either (i) or (ii) below:

(i) (A)           the Company materially breaches this Agreement, including without limitation, a material diminution of the Executive’s responsibilities as Chief Operating Officer, as reasonably modified by the Chief Executive Officer of the Company from time to time hereafter, such that the Executive would no longer have responsibilities substantially equivalent to those of other chief operating officers at companies with similar revenues and market capitalization;

(B) the Executive gives written notice to the Company of the facts and circumstances constituting the breach of the Agreement within ten (10) days following the occurrence of the breach;

(C) the Company fails to remedy the breach within ten (10) days following the Executive’s written notice of the breach; and

(D) the Executive terminates his employment within thirty (30) days following the Company’s failure to remedy the breach; or

(ii) (A)           the Company requires the Executive to relocate the Executive’s primary place of employment to a new location that is more than fifty (50) miles (calculated using the most direct driving route) from its current location, without the Executive’s consent;

(B) the Executive gives written notice to the Company within ten (10) days following receipt of notice of relocation of his objection to the relocation;

(C) the Company fails to rescind the notice of relocation within ten (10) days following the Executive’s written notice; and

(D) the Executive terminates his employment within thirty (30) days following the Company’s failure to rescind the notice.

(j) “Release” means a comprehensive release, covenant not to sue, and non-disparagement agreement from the Executive in favor of the Company, its executives, officers, directors, Affiliates, and all related parties, in the form attached hereto as Exhibit G; provided, however, the Company may make any changes to the Release as it determines to be necessary only to ensure that the Release is enforceable under applicable law.

(k) “Term” has the meaning as set forth in Section 3(a) hereof.

(l) “Termination of employment” and similar terms shall refer solely to a “separation from service” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended.

(m) “Trade Secrets” means information including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

IN WITNESS WHEREOF, the Company and the Executive have each executed and delivered this Agreement as of the date first shown above.

COMPANY:

OMEGA HEALTHCARE INVESTORS, INC.

By:  /s/ C. Taylor Pickett
        C. Taylor Pickett, Chief Executive Officer

THE EXECUTIVE:

/s/ Daniel Booth
Daniel Booth

EXHIBIT A

Investment	Ownership
None	None

EXHIBIT B

2010 BONUS PLAN

Metric	Weighting	Threshold	Target	High
Adjusted FFO(1)	40%	$43,425,000	$44,440,000	$45,458,000
Tenant quality (uncollected rents)(2)	20%	Less than 3%	Less than 2%	Less than 1%
Leverage (coverage ratio)(3)	20%	Less than 4.75	Less than 4.50	Less than 4.25 or ratings upgrade from either agency
Individual/ subjective measures(4)	20%	N/A	N/A	N/A

(1)	4th quarter run rate total dollars based on per share Adjusted FFO of 42.7¢, 43,7¢, and 44.7¢.
(2)	2010 uncollected rents as a percentage of 2010 gross revenues.
(3)	Debt/EBITDA using bank covenant formula.
(4)	Subjective measures will include sustainability of the Adjusted FFO run rate.

EXHIBIT C

RESTRICTED STOCK AGREEMENT

RESTRICTED STOCK AWARD
PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

THIS AWARD is made as of the Grant Date, by Omega Healthcare Investors, Inc. (the “Company”) to _______________ (the “Recipient”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference as part of this Award, the Company hereby awards as of the Grant Date to the Recipient the Restricted Shares (the “Restricted Stock Grant”).

A.	Grant Date: January 1, 2011.

B.	Plan: (under which Restricted Stock Grant is granted): Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan.

C.	Restricted Shares: _________ shares of the Company’s common stock (“Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

D.
Vesting Schedule:  The Restricted Shares shall vest according to the Vesting Schedule attached hereto as Exhibit 1 (the “Vesting Schedule”).  The Restricted Shares which have become vested pursuant to the Vesting Schedule are herein referred to as the “Vested Restricted Shares.”

IN WITNESS WHEREOF, the Company has executed this Award as of the Grant Date set forth above.

OMEGA HEALTHCARE INVESTORS, INC.

By:

Title:

TERMS AND CONDITIONS TO THE
RESTRICTED STOCK AGREEMENT
PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

1.           Restricted Shares.  The Company shall cause the Restricted Shares to be issued in book-entry form in the name of the Recipient with appropriate notations and stop-transfer instructions reflecting the applicable restrictions in this Agreement.  When any portion of the Restricted Shares become Vested Restricted Shares, the Company shall cause the notations regarding the restrictions and stop-transfer instructions as to such portion to be removed.  In the event that the Recipient forfeits any of the Restricted Shares, those shares shall automatically be transferred to the Company, without any action by the Recipient, and if the number of Vested Restricted Shares includes a fraction of a share, the Company shall cancel the fractional share, and the Company shall pay the Recipient the amount determined by the Company to be the estimated fair market value therefore.  In the event of a transaction pursuant to Section 6, the Recipient agrees that any shares of Common Stock or other securities or property issued as a result of any of the foregoing shall be subject to all of the provisions of this Award as if initially granted thereunder.

2.           Rights of a Shareholder.  During the period before the Restricted Shares vest and as long as they are not forfeited, the Recipient shall be entitled to all rights applicable to shares of Common Stock not so restricted, except as otherwise provided in the Award, including the right to receive dividends paid on Common Stock notwithstanding that all or some of the Restricted Shares may not be Vested Restricted Shares.

3.           Withholding.

(a)           The Recipient must deliver to the Company, within ten (10) days after written notification from the Company as to the amount of the tax withholding that is due, either (i) cash, or (ii) a certified check payable to the Company, in the amount of all tax withholding obligations imposed on the Company by reason of the vesting of the Restricted Shares, or the making of an election pursuant to Code Section 83(b), as applicable, except as provided in Section 3(b), or (iii) by tendering a number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the vesting date or effective date of the 83(b) election, as applicable, is sufficient to satisfy the minimum amount of the required tax withholding obligations imposed on the Company (the “Stock Tendering Election”); provided, however, the Committee may in its sole discretion, disapprove and give no effect to the Stock Tendering Election by giving written notice to the Recipient within ten (10) days after receipt of the Stock Tendering Election, in which event the Recipient must deliver, within ten (10) days after receiving such notice, the tax withholding in the manner provided in clause (i) or (ii).  If the Recipient does not make an election pursuant to Code Section 83(b) and does not timely satisfy payment of the tax withholding obligation, the Recipient will be deemed to have made an election to satisfy tax withholding in the manner provided in Section 3(b).  If the Recipient makes an election pursuant to Code Section 83(b) and does not timely satisfy payment of the tax withholding obligation, the Recipient will forfeit the Restricted Shares to which such election relates.

(b)           If the Recipient does not make an election pursuant to Code Section 83(b), in lieu of paying the tax withholding obligation as described in Section 3(a), Recipient may elect to have the actual number of Vested Shares reduced by the number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the vesting date, is sufficient to satisfy the minimum amount of the required tax obligations imposed on the Company by reason of the vesting of the Restricted Shares (the “Withholding Election”).  Recipient may make a Withholding Election only if all of the following conditions are met:

(i)           the Withholding Election must be made within ten (10) days after the Recipient receives written notification from the Company as to the amount of the tax withholding that is due (the “Tax Notice Date”), by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit 3 attached hereto; and

(ii)           any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election, by giving written notice to the Recipient no later than ten (10) days after the Company’s receipt of the Notice of Withholding Election, in which event the Recipient must deliver to the Company, within ten (10) days after receiving such notice, the amount of the tax withholding pursuant to Section 3(a).  If the Recipient does not timely deliver the amount of the tax withholding pursuant to Section 3(a), the Recipient will forfeit the Restricted Shares to which the tax withholding requirement relates.

4.           Restrictions on Transfer of Restricted Shares. Except for the transfer of any Restricted Shares by bequest or inheritance, the Recipient shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any unvested Restricted Shares.  Any such disposition not made in accordance with this Award shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Award.

5.           Additional Restrictions on Transfer.

If for any reason the Restricted Share shall be represented in certificated form prior to becoming Vested Restricted Shares, the certificates evidencing the Restricted Shares shall bear a notation required under applicable securities laws or otherwise determined by the Company to be appropriate, such as:

TRANSFER IS RESTRICTED

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND FORFEITURE PROVISIONS WHICH ALSO APPLY TO THE TRANSFEREE AS SET FORTH IN A RESTRICTED STOCK AGREEMENT DATED JANUARY _, 2011, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.  THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

6.	Change in Capitalization.

(a)           The number and kind of unvested Restricted Shares shall be proportionately adjusted for nonreciprocal transactions between the Company and the holders of Common Stock that cause the per share value of the Restricted Shares to change, such as a stock dividend, stock split, spinoff, or rights offering (each an “Equity Restructuring”).  No fractional shares shall be issued in making such adjustment.

(b)           In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, in each case that does not result in an Equity Restructuring or a Change in Control, the Compensation Committee shall take such action to make such adjustments with respect to the unvested Restricted Shares as the Compensation Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the unvested portion of the Award, substituting cash, other securities, or other property to replace the unvested portion of the Award, or removing of restrictions on unvested Restricted Shares.

(c)           All determinations and adjustments made by the Compensation Committee pursuant to this Section will be final and binding on the Recipient. Any action taken by the Compensation Committee need not treat all recipients of awards under the Plan equally.

(d)           The existence of the Plan and the Restricted Stock Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

7.           Governing Laws.  This Award shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Restricted Shares shall be issued except, in the reasonable judgment of the Compensation Committee, in compliance with exemptions under applicable state securities laws of the state in which Recipient resides, and/or any other applicable securities laws.

8.           Successors.  This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

9.           Notice.  Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

10.           Severability.  In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

11.           Entire Agreement.  Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties with respect to the subject matter.

12.           Headings and Capitalized Terms.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award.  Capitalized terms used, but not defined, in this Award shall be given the meaning ascribed to them in the Plan.

13.           Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

14.           No Right to Continued Retention.  Neither the establishment of the Plan nor the award of Restricted Shares hereunder shall be construed as giving Recipient the right to continued service with the Company or an Affiliate.

15.           Definitions.  As used in these Terms and Conditions and this Award:

“Cause” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Cause shall mean the occurrence of any of the following events:

(a)
willful refusal by the Recipient to follow a lawful direction of the person to whom the Recipient reports or the Board of Directors of the Company (the “Board”), provided the direction is not materially inconsistent with the duties or responsibilities of the Recipient’s position with the Company, which refusal continues after the Board has again given the direction in writing;

(b)	willful misconduct or reckless disregard by the Recipient of his duties or with respect to the interest or material property of the Company;

(c)	intentional disclosure by the Recipient to an unauthorized person of Confidential Information or Trade Secrets, which causes material harm to the Company;

(d)           any act by the Recipient of fraud against, material misappropriation from or significant dishonesty to either the Company or an Affiliate, or any other party, but in the latter case only if in the reasonable opinion of at least two-thirds of the members of the Board (excluding the Recipient), such fraud, material misappropriation, or significant dishonesty could reasonably be expected to have a material adverse impact on the Company or its Affiliates; or

(e)           commission by the Recipient of a felony as reasonably determined by at least two-thirds of the members of the Board (excluding the Recipient).

“Change in Control” means any one of the following events which occurs following the Grant Date:

(a) the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation, of equity securities of the Company that in the aggregate represent thirty percent (30%) or more of the total voting power of the Company’s then outstanding equity securities;

(b) the acquisition, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation of equity securities of the Company, resulting in such person or persons holding equity securities of the Company that, together with equity securities already held by such person or persons, in the aggregate represent more than fifty percent (50%) of the total fair market value or total voting power of the Company’s then outstanding equity securities;

(c) individuals who as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(d) a reorganization, merger or consolidation, with respect to which persons who were the holders of equity securities of the Company immediately prior to such reorganization, merger or consolidation, immediately thereafter, own equity securities of the surviving entity representing less than fifty percent (50%) of the combined ordinary voting power of the then outstanding voting securities of the surviving entity; or

(e) the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any corporation pursuant to a reorganization, merger or consolidation, of assets of the Company that have a total gross fair market value equal to or more than eighty-five percent (85%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred for purposes of this Award (a) unless the event also constitutes a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” within the meaning of Code Section 409A(a)(2)(v), or (b) by reason of any actions or events in which the Recipient participates in a capacity other than in his capacity as an officer, employee, or director of the Company or an Affiliate.

“Confidential Information” means data and information relating to the Business of the Company or an Affiliate (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Recipient or of which the Recipient became aware as a consequence of or through his relationship to the Company or an Affiliate and which has value to the Company or an Affiliate and is not generally known to its competitors.  Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company or an Affiliate (except where such public disclosure has been made by the Recipient without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means without breach of any obligations of confidentiality owed to the Company or any of its Affiliates.

“Good Reason” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Good Reason shall mean   the occurrence of all of the events listed in either (a) or (b) below:

(a)           (i) the Recipient experiences a material diminution of the Recipient’s responsibilities of his position, as reasonably modified by the person to whom the Recipient reports or the Board from time to time, such that the Recipient would no longer have responsibilities substantially equivalent to those of other executives holding equivalent positions at companies with similar revenues and market capitalization;

(ii)           the Recipient gives written notice to the Company of the facts and circumstances constituting the material diminution in responsibilities within ten (10) days following the occurrence of such material diminution;

(iii)           the Company fails to remedy the material diminution in responsibilities within ten (10) days following the Recipient’s written notice of the material diminution in responsibilities; and

(iv)           the Recipient terminates his employment and this Agreement within thirty (30) days following the Company’s failure to remedy the material diminution in responsibilities.

(b)           (i)           the Company requires the Recipient to relocate the Recipient’s primary place of employment to a new location that is more than fifty (50) miles from its current location (determined using the most direct driving route), without the Recipient’s consent;

(ii)           the Recipient gives written notice to the Company within ten (10) days following receipt of notice of relocation of his objection to the relocation;

(iii)           the Company fails to rescind the notice of relocation within ten (10) days following the Recipient’s written notice; and

(iv)           the Recipient terminates his employment within thirty (30) days following the Company’s failure to rescind the notice.

“Trade Secrets” means information including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

Exhibit 1 to Restricted Stock Agreement
Vesting Schedule

A.	The Restricted Shares shall become Vested Shares in accordance with the schedule below:

Date	Percentage of Restricted Shares which are Vested Shares

December 31, 2013	100%

; provided the Recipient must remain an employee, director or consultant of the Company or an Affiliate through the indicated date set forth above to vest in accordance with the schedule above.

B.	Notwithstanding the foregoing, if more than sixty (60) days before a Change in Control and in the year set forth in the schedule below:

1.	the Recipient ceases services as an employee, director or consultant of the Company or an Affiliate due to the Recipient’s death or Disability,

2.	the Recipient resigns from the Company for Good Reason, or

3.	the Company terminates the Recipient’s employment without Cause,

then the percentage of the Restricted Shares in the schedule set forth shall become Vested Shares if they have not been previously forfeited.

Year of Termination	Percentage of Restricted Shares which are Vested Shares

2011	33 1/3%
2012	66 2/3%
2013	100%

C.
Notwithstanding the foregoing, if a Change in Control occurs on or after the Grant Date and before December 31, 2013, and within (i) sixty (60) days before a Change in Control or (ii) after a Change in Control:

1.	the Recipient ceases services as an employee, director or consultant of the Company or an Affiliate due to the Recipient’s death or Disability,

2.	the Recipient resigns from the Company for Good Reason, or

3.	the Company terminates the Recipient’s employment without Cause.

then all Restricted Shares shall become Vested Shares as of the later of the date of the Change in Control or the date of termination of employment if they have not been previously forfeited.

D.
Restricted Shares which have not become Vested Shares as of the earlier of December 31, 2013 or, except as provided in Item C above, the Recipient’s cessation of services as an employee, director, or consultant of the Company or an Affiliate shall be forfeited.

Exhibit 1 – Page

EXHIBIT D

PERFORMANCE RESTRICTED STOCK UNIT
AGREEMENT – FOR MULTI-YEAR PRSUs

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT
PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

The grant pursuant to this agreement (this “Agreement”) is made as of the Grant Date, by Omega Healthcare Investors, Inc. (the “Company”) to ______________ (the “Recipient”).

Upon and subject to this Agreement (which shall include the Terms and Conditions and Exhibits appended to the execution page), the Company hereby awards as of the Grant Date to the Recipient, the opportunity to earn Vested Restricted Units (the “Restricted Unit Grant” or the “Award”).  Underlined and capitalized terms in Items A through F below shall have the meanings there ascribed to them.

A.	Grant Date: January 1, 2011.

B.	Plan (under which Restricted Unit Grant is granted): Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan.

C.
Vested Restricted Units: The Recipient shall earn a number of Vested Restricted Units determined pursuant to Exhibit 1.  Each Vested Restricted Unit represents the Company’s unsecured obligation to issue one share of the Company’s common stock (“Common Stock”) and related Dividend Equivalents (as defined below) in accordance with this Agreement.

D.
Dividends Equivalents.  Each Vested Restricted Unit shall accrue Dividend Equivalents, an amount equal to the dividends per share paid on one share of Common Stock to a shareholder of record on or after the Grant Date and until the date that the Vested Shares ( as defined below) are issued.

E.
Distribution Date of Vested Shares.  Shares of Common Stock attributable to Vested Restricted Units (“Vested Shares”) shall be issued and distributed upon the earlier of the dates listed below, subject to receipt from the Recipient of the required tax withholding:

1.	within ten (10) business days following the last day of each calendar quarter in 2014; or

2.	the date of a Change in Control.

F.
Distribution Date of Dividend Equivalents.  Dividend Equivalents attributable to Vested Restricted Units shall be distributed to the Recipient on the same date as Vested Shares are distributable to the Recipient under Item E above.

IN WITNESS WHEREOF, the Company has executed this Agreement to be effective as of the Grant Date set forth above.

OMEGA HEALTHCARE INVESTORS, INC.

By:

Title:

TERMS AND CONDITIONS TO THE
PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT
PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

1. Payment for Vested Restricted Units.  The Company shall issue in book entry form in the name of the Recipient, or issue and deliver to the Recipient a share certificate representing, the Vested Shares on the Distribution Date of Vested Shares.

2. Dividends Equivalents.  The Company shall pay Dividend Equivalents attributable to Vested Restricted Units on the Distribution Date of Dividend Equivalents, subject to required tax withholding.

3. Tax Withholding.

(a) The Recipient must deliver to the Company, within ten (10) days after written notification from the Company as to the amount of the tax withholding that is due, either (i) cash, or (ii) a check payable to the Company, in the amount of all tax withholding obligations imposed on the Company as a result of the issuance of the Vested Shares, except as provided in Section 3(b).  If the Recipient does not timely satisfy payment of the tax withholding obligation, the Recipient will be deemed to have made an election to satisfy tax withholding in the manner provided in Section 3(b).

(b) In lieu of paying the tax withholding obligation described in Section 3(a), the Recipient may elect to have the number of Vested Shares reduced by the number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the Distribution Date of the Vested Shares, together with cash or a check in lieu of any fractional Vested Share, is sufficient to satisfy the minimum amount of the required tax obligations imposed on the Company as a result of the issuance of the Vested Shares (the “Withholding Election”).  The Recipient may make a Withholding Election only if all of the following conditions are met:

(i) The Withholding Election must be made within ten (10) days after the Recipient receives written notification from the Company as to the amount of the tax withholding that is due (the “Tax Notice Date”), by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit 2 attached hereto; and

(ii) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election, by giving written notice to the Recipient no later than ten (10) days after the Company’s receipt of the Notice of Withholding Election, in which event the Recipient must deliver to the Company, within ten (10) days after receiving such notice, the amount of the tax withholding pursuant to Section 3(a).  If the Recipient does not timely deliver the amount of the tax withholding, the Recipient will forfeit the Vested Shares to which the tax withholding requirement relates.

4. Restrictions on Transfer.  Except for the transfer by bequest or inheritance, the Recipient shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to this Award.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

5. Change in Capitalization.

(a) The number and kind of shares issuable under this Agreement shall be proportionately adjusted for any non-reciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Common Stock subject to the Award to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).  No fractional shares shall be issued in making such adjustment.

(b) In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets, other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, in each case that does not constitute an Equity Restructuring, the Committee shall take such action to make such adjustments with respect to the shares of Common Stock issuable hereunder or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Award, substituting cash, other securities, or other property to replace the Award, or removing of restrictions.

(c) All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Recipient. Any action taken by the Committee need not treat all recipients of awards under the Plan equally.

(d) The existence of the Plan and the Restricted Unit Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6. Governing Laws.  This Award shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Vested Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Recipient resides, and/or any other applicable securities laws.

7. Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8. Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9. Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

10. Entire Agreement.  Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.

11. Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

12. No Right to Continued Retention.  Neither the establishment of the Plan nor the Award hereunder shall be construed as giving Recipient the right to continued service with the Company or an Affiliate.

13. Headings and Capitalized Terms.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Plan.

14. Definitions.  As used in this Agreement:

“Beginning Stock Price” means the volume-weighted average price per share of Common Stock for the month of December 2010 on the exchange on which Common Stock is traded.

“Below Threshold Relative TSR” means that Relative Total Shareholder Return is less than the fiftieth (50th) percentile.

“Below Threshold TSR” means the Company has achieved Total Shareholder Return of less than eight percent (8%) for the Performance Period calculated on an annualized basis and compounded each December 31.

“Cause” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Cause shall mean the occurrence of any of the following events:

(a) willful refusal by the Recipient to follow a lawful direction of the person to whom the Recipient reports or the Board of Directors of the Company (the “Board”), provided the direction is not materially inconsistent with the duties or responsibilities of the Recipient’s position with the Company, which refusal continues after the Board has again given the direction in writing;

(b) willful misconduct or reckless disregard by the Recipient of his duties or with respect to the interest or material property of the Company;

(c) intentional disclosure by the Recipient to an unauthorized person of Confidential Information or Trade Secrets, which causes material harm to the Company;

(d) any act by the Recipient of fraud against, material misappropriation from or significant dishonesty to either the Company or an Affiliate, or any other party, but in the latter case only if in the reasonable opinion of at least two-thirds of the members of the Board (excluding the Recipient), such fraud, material misappropriation, or significant dishonesty could reasonably be expected to have a material adverse impact on the Company or its Affiliates; or

(e) commission by the Recipient of a felony as reasonably determined by at least two-thirds of the members of the Board (excluding the Recipient).

“Change in Control” means any one of the following events which occurs following the Grant Date:

(a)           the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation, of equity securities of the Company that in the aggregate represent thirty percent (30%) or more of the total voting power of the Company’s then outstanding equity securities;

(b)           the acquisition, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation of equity securities of the Company, resulting in such person or persons holding equity securities of the Company that, together with equity securities already held by such person or persons, in the aggregate represent more than fifty percent (50%) of the total fair market value or total voting power of the Company’s then outstanding equity securities;

(c)           individuals who as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(d)           a reorganization, merger or consolidation, with respect to which persons who were the holders of equity securities of the Company immediately prior to such reorganization, merger or consolidation, immediately thereafter, own equity securities of the surviving entity representing less than fifty percent (50%) of the combined ordinary voting power of the then outstanding voting securities of the surviving entity; or

(e)           the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any corporation pursuant to a reorganization, merger or consolidation, of assets of the Company that have a total gross fair market value equal to or more than eighty-five percent (85%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred for purposes of this Award (a) unless the event also constitutes a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” within the meaning of Code Section 409A(a)(2)(v), or (b) by reason of any actions or events in which the Recipient participates in a capacity other than in his capacity as an officer, employee, or director of the Company or an Affiliate.

“Confidential Information” means data and information relating to the business of the Company or an Affiliate (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Recipient or of which the Recipient became aware as a consequence of or through his relationship to the Company or an Affiliate and which has value to the Company or an Affiliate and is not generally known to its competitors.  Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company or an Affiliate (except where such public disclosure has been made by the Recipient without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means without breach of any obligations of confidentiality owed to the Company or any of its Affiliates.

“Ending Stock Price” means the volume-weighted average price per share of Common Stock for the month of December 2013 on the exchange on which Common Stock is traded unless a Change in Control occurs before January 1, 2014, in which case the term means the value per share determined as of the date of the Change in Control, such value to be determined by the Compensation Committee in its reasonable discretion based on the actual or implied price per share paid in the Change in Control transaction.

“Good Reason” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Good Reason shall mean the occurrence of an event listed in Subsection (a) through (c) below:

(a)           the Recipient experiences a material diminution of the Recipient’s responsibilities of his position, as reasonably modified by the person to whom the Recipient reports or the Board from time to time, such that the Recipient would no longer have responsibilities substantially equivalent to those of other executives holding equivalent positions at companies with similar revenues and market capitalization;

(b)           the Company reduces the Recipient’s annual base salary or annual bonus opportunity at high, target or threshold performance as a percentage of annual base salary; or

(c)           the Company requires the Recipient to relocate the Recipient’s primary place of employment to a new location that is more than fifty (50) miles from its current location (determined using the most direct driving route), without the Recipient’s consent;

provided however, as to each event in Subsection (a) through (c),

(i)           the Recipient gives written notice to the Company within ten (10) days following the event or receipt of notice of the event of his objection to the event;

(ii)           the Company fails to remedy the event within ten (10) days following the Recipient’s written notice; and

(iii)           the Recipient terminates his employment within thirty (30) days following the Company’s failure to remedy the event.

“High Relative TSR” means that Relative Total Shareholder Return is the eightieth (80th) percentile or above.

“High TSR” means the Company has achieved an annualized Total Shareholder Return, compounded each December 31, of at least twelve percent (12%) for the Performance Period.  In calculating High TSR, dividends paid during the calendar year shall be subtracted from the stock price in effect at the beginning of the year (i.e., in the case of 2011, the Beginning Stock Price) multiplied by twelve percent (12%) to arrive at the stock price in effect at the beginning of the next year for purposes of the compounding calculation.

“Performance Period” means the period from and including January 1, 2011 through the earlier of December 31, 2013 or the date of a Change in Control.

“Relative Total Shareholder Return” means Total Shareholder Return ranked on a percentile basis relative to the average total shareholder return of companies comprising the MSCI U.S. REIT Index for the same period for which Total Shareholder Return is calculated and using the same methodology used for calculating Total Shareholder Return.

“Target Relative TSR” means that Relative Total Shareholder Return is the sixty-fifth (65th) percentile.

“Target TSR” means the Company has achieved an annualized Total Shareholder Return, compounded each December 31, of ten percent (10%) for the Performance Period.  In calculating Target TSR, dividends paid during the calendar year shall be subtracted from the stock price in effect at the beginning of the year (i.e., in the case of 2011, the Beginning Stock Price) multiplied by ten percent (10%) to arrive at the stock price in effect at the beginning of the next year for purposes of the compounding calculation.

“Threshold Relative TSR” means that Relative Total Shareholder Return is the fiftieth (50th) percentile.

“Threshold TSR” means that the Company has achieved an annualized Total Shareholder Return, compounded each December 31, of eight percent (8%) for the Performance Period.  In calculating Threshold TSR, dividends paid during the calendar year shall be subtracted from the stock price in effect at the beginning of the year (i.e., in the case of 2011, the Beginning Stock Price) multiplied by eight percent (8%) to arrive at the stock price in effect at the beginning of the next year for purposes of the compounding calculation.

“Total Shareholder Return” means the sum of the total change in the Ending Stock Price as compared to the Beginning Stock Price, plus any dividends paid to a shareholder of record with respect to one share of Common Stock during the Performance Period.

“Trade Secrets” means information including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

“Vesting Period” means the period beginning on the day after the last day of the Performance Period and ending December 31, 2014.

EXHIBIT 1

A.
The number of Vested Restricted Units is determined as of the last day of the Performance Period by adding the number determined in the TSR Chart and the Relative TSR Chart set forth below; provided that the Recipient shall vest in twenty-five percent (25%) of the Vested Restricted Units as of the last day of each calendar quarter during the Vesting Period only if the Recipient remains an employee, director or consultant of the Company or an Affiliate during the entire Performance Period and through the last day of such calendar quarter.

TSR Chart

Below Threshold TSR	*Threshold TSR	*Target TSR	*High TSR
Zero Vested Units

Relative TSR Chart

Below Threshold Relative TSR	**Threshold Relative TSR	**Target Relative TSR	**High Relative TSR
Zero Vested Units

*
If Total Shareholder Return falls between Threshold TSR and Target TSR or between Target TSR and High TSR, the number of Vested Restricted Units under the TSR Chart shall be determined by rounding actual Total Shareholder Return to the closest 0.5% percentage points and then applying linear interpolation based on the percentage points by which Threshold TSR or Target TSR, as so adjusted, respectively, is exceeded.

**
If Relative Total Shareholder Return falls between Threshold Relative TSR and Target Relative TSR or between Target Relative TSR and High Relative TSR, the number of Vested Restricted Units under the Relative TSR Chart shall be determined by rounding Relative TSR to the closest five (5) percentile points and then applying linear interpolation based on the percentile by which Threshold Relative TSR or Target Relative TSR, respectively, is exceeded.

B.
Notwithstanding the foregoing, if the Recipient dies or becomes subject to a Disability while an employee, director or consultant of the Company or an Affiliate, the Recipient resigns from the Company for Good Reason or the Company terminates the Recipient’s employment without Cause (each such event referred to as a “Qualifying Termination”), in each case:

(i)
during the Performance Period and more than sixty (60) days before a Change in Control, the Recipient shall earn upon completion of the Performance Period a number of Vested Restricted Units equal to the number of Vested Restricted Units determined in the charts above, multiplied by a fraction, the numerator of which is the number of days elapsed in the Performance Period through the date of such event and the denominator of which is 1,095 (i.e., 365 x 3), or

(ii)
during the Vesting Period, the Recipient shall earn the same number of Vested Restricted Units determined in the charts above as if the Recipient were to remain an employee of the Company through the last day of the Vesting Period.

C.
Notwithstanding any other provision of this Agreement, if a Change in Control occurs upon or after the Grant Date and before December 31, 2014, and (i) the Recipient remains an employee, director or consultant of the Company or an Affiliate during the entire Performance Period until the date of the Change in Control, or (ii) if within sixty (60) days before the Change in Control, the Recipient incurs a Qualifying Termination, the Recipient shall be 100% vested in, as of the date of the Change in Control:

1.
if the Change in Control occurs before January 1, 2014, the number of units determined from the Relative TSR Chart based on the percentile of Relative Total Shareholder Return achieved for the Performance Period through the date of the Change in Control, plus

a.
the number of units determined in the TSR Chart if the applicable level of Total Shareholder Return for the full three year Performance Period (determined without regard to the shortening of the period as a result of the Change in Control) is achieved, or

b.
a number of units equal to the number of units determined in the TSR Chart multiplied by a fraction, the numerator of which is the number of days elapsed in the Performance Period through the date of the Change in Control and the denominator of which is 1,095 (i.e., 365 x 3), if the applicable level of Total Shareholder Return has been achieved based on annualized performance to the date of the Change in Control but not for the full three year Performance Period (determined without regard to the shortening of the period as a result of the Change in Control), or

c.
a number of units determined by interpolation between the numbers in clause (a) and (b) above if the applicable level of Total Shareholder Return has been exceeded based on performance to the date of the Change in Control but is less than the applicable level for the full three year Performance Period (determined without regard to the shortening of the period as a result of the Change in Control), or

2.	if the Change in Control occurs after December 31, 2013, the number of units determined in the above charts that were actually earned for the Performance Period.

D.
The portion of the Restricted Unit Grant that has not become Vested Restricted Units as of the earlier of the last day of the Performance Period, or, except as provided in Item C above, as of the date the Recipient ceases to be an employee, director, or consultant of the Company or an Affiliate shall be forfeited. In addition, if the Recipient ceases to be an employee, director, or consultant of the Company or an Affiliate during, but before the last day of, each calendar quarter during the Vesting Period, then except as provided in Item C above, the unvested portion of the Restricted Unit Grant shall be forfeited.

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
PURSUANT TO OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

TO:	Omega Healthcare Investors, Inc.
Attention: Chief Financial Officer

FROM:

RE:                      Withholding Election

This election relates to the Restricted Unit Grant identified in Paragraph 3 below.  I hereby certify that:

(1)           My correct name and social security number and my current address are set forth at the end of this document.

(2)           I am (check one, whichever is applicable).

[ ]           the original recipient of the Restricted Unit Grant.

[ ]	the legal representative of the estate of the original recipient of the Restricted Unit Grant.

[ ]	a legatee of the original recipient of the Restricted Unit Grant.

[ ]	the legal guardian of the original recipient of the Restricted Unit Grant.

(3)           The Restricted Unit Grant pursuant to which this election relates was issued with a Grant Date of __________________ under the Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan (the “Plan”) in the name of ___________________.  This election relates to ______ shares of Common Stock issuable pursuant to the Restricted Unit Grant.

(4)           I hereby elect to have certain of the shares of Common Stock withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

The fair market value of the shares of Common Stock to be withheld in addition to $_________ in cash to be tendered to the Company by the recipient of the Restricted Unit Grant shall be equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

(5)           This Withholding Election is made no later than ten (10) days after the Tax Notice Date and is otherwise timely made pursuant to the Plan.

(6)           I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Common Stock issuable to me a whole number of shares of Common Stock having the value specified in Paragraph 4 above.

(7)           The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met.  Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:

Signature:

Name (Printed)

Street Address

City, State, Zip Code

EXHIBIT E

PERFORMANCE RESTRICTED STOCK UNIT
AGREEMENT – FOR ANNUAL PRSUs

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT
PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

The grant pursuant to this agreement (this “Agreement”) is made as of the Grant Date, by Omega Healthcare Investors, Inc. (the “Company”) to ______________ (the “Recipient”).

Upon and subject to this Agreement (which shall include the Terms and Conditions and Exhibits appended to the execution page), the Company hereby awards as of the Grant Date to the Recipient, the opportunity to earn Vested Restricted Units (the “Restricted Unit Grant” or the “Award”).  Underlined and capitalized terms in Items A through F below shall have the meanings there ascribed to them.

A.	Grant Date: January 1, 201__.

B.	Plan (under which Restricted Unit Grant is granted): Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan.

C.
Vested Restricted Units: The Recipient shall earn a number of Vested Restricted Units determined pursuant to Exhibit 1.  Each Vested Restricted Unit represents the Company’s unsecured obligation to issue one share of the Company’s common stock (“Common Stock”) and related Dividend Equivalents (as defined below) in accordance with this Agreement.

D.
Dividends Equivalents.  Each Vested Restricted Unit shall accrue Dividend Equivalents, an amount equal to the dividends per share paid on one share of Common Stock to a shareholder of record on or after the Grant Date and until the date that the Vested Shares (as defined below) are issued.

E.
Distribution Date of Vested Shares.  Shares of Common Stock attributable to Vested Restricted Units (“Vested Shares”) shall be issued and distributed upon the earlier of the dates listed below, subject to receipt from the Recipient of the required tax withholding:

1.	within ten (10) business days following December 31, 201__; or

2.	the date of a Change in Control.

F.
Distribution Date of Dividend Equivalents.  Dividend Equivalents attributable to Vested Restricted Units shall be distributed to the Recipient on the same date as Vested Shares are distributable to the Recipient under Item E above.

IN WITNESS WHEREOF, the Company has executed this Agreement to be effective as of the Grant Date set forth above.

OMEGA HEALTHCARE INVESTORS, INC.

By:

Title:

TERMS AND CONDITIONS TO THE
PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT
PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

1. Payment for Vested Restricted Units.  The Company shall issue in book entry form in the name of the Recipient, or issue and deliver to the Recipient a share certificate representing, the Vested Shares on the Distribution Date of Vested Shares.

2. Dividends Equivalents.  The Company shall pay Dividend Equivalents attributable to Vested Restricted Units on the Distribution Date of Dividend Equivalents, subject to required tax withholding.

3. Tax Withholding.

(a) The Recipient must deliver to the Company, within ten (10) days after written notification from the Company as to the amount of the tax withholding that is due, either (i) cash, or (ii) a check payable to the Company, in the amount of all tax withholding obligations imposed on the Company as a result of the issuance of the Vested Shares, except as provided in Section 3(b).  If the Recipient does not timely satisfy payment of the tax withholding obligation, the Recipient will be deemed to have made an election to satisfy tax withholding in the manner provided in Section 3(b).

(b) In lieu of paying the tax withholding obligation described in Section 3(a), the Recipient may elect to have the number of Vested Shares reduced by the number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the Distribution Date of the Vested Shares, together with cash or a check in lieu of any fractional Vested Share, is sufficient to satisfy the minimum amount of the required tax obligations imposed on the Company as a result of the issuance of the Vested Shares (the “Withholding Election”).  The Recipient may make a Withholding Election only if all of the following conditions are met:

(i) The Withholding Election must be made within ten (10) days after the Recipient receives written notification from the Company as to the amount of the tax withholding that is due (the “Tax Notice Date”), by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit 2 attached hereto; and

(ii) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election, by giving written notice to the Recipient no later than ten (10) days after the Company’s receipt of the Notice of Withholding Election, in which event the Recipient must deliver to the Company, within ten (10) days after receiving such notice, the amount of the tax withholding pursuant to Section 3(a).  If the Recipient does not timely deliver the amount of the tax withholding, the Recipient will forfeit the Vested Shares.

4. Restrictions on Transfer.  Except for the transfer by bequest or inheritance, the Recipient shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to this Award.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

5. Change in Capitalization.

(a) The number and kind of shares issuable under this Agreement shall be proportionately adjusted for any non-reciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Common Stock subject to the Award to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).  No fractional shares shall be issued in making such adjustment.

(b) In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets, other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, in each case that does not constitute an Equity Restructuring, the Committee shall take such action to make such adjustments with respect to the shares of Common Stock issuable hereunder or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Award, substituting cash, other securities, or other property to replace the Award, or removing of restrictions.

(c) All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Recipient. Any action taken by the Committee need not treat all recipients of awards under the Plan equally.

(d) The existence of the Plan and the Restricted Unit Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6. Governing Laws.  This Award shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Vested Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Recipient resides, and/or any other applicable securities laws.

7. Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8. Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9. Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

10. Entire Agreement.  Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.

11. Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

12. No Right to Continued Retention.  Neither the establishment of the Plan nor the Award hereunder shall be construed as giving Recipient the right to continued service with the Company or an Affiliate.

13. Headings and Capitalized Terms.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Plan.

14. Definitions.  As used in this Agreement:

“Beginning Stock Price” means the volume-weighted average price per share of Common Stock for the month of December 201__ on the exchange on which Common Stock is traded.

“Below Threshold Performance” means the Company has achieved Total Shareholder Return of less than eight percent (8%).

“Cause” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Cause shall mean the occurrence of any of the following events:

(a) willful refusal by the Recipient to follow a lawful direction of the person to whom the Recipient reports or the Board of Directors of the Company (the “Board”), provided the direction is not materially inconsistent with the duties or responsibilities of the Recipient’s position with the Company, which refusal continues after the Board has again given the direction in writing;

(b) willful misconduct or reckless disregard by the Recipient of his duties or with respect to the interest or material property of the Company;

(c) intentional disclosure by the Recipient to an unauthorized person of Confidential Information or Trade Secrets, which causes material harm to the Company;

(d) any act by the Recipient of fraud against, material misappropriation from or significant dishonesty to either the Company or an Affiliate, or any other party, but in the latter case only if in the reasonable opinion of at least two-thirds of the members of the Board (excluding the Recipient), such fraud, material misappropriation, or significant dishonesty could reasonably be expected to have a material adverse impact on the Company or its Affiliates; or

(e) commission by the Recipient of a felony as reasonably determined by at least two-thirds of the members of the Board (excluding the Recipient).

“Change in Control” means any one of the following events which occurs following the Grant Date:

(a) the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation, of equity securities of the Company that in the aggregate represent thirty percent (30%) or more of the total voting power of the Company’s then outstanding equity securities;

(b) the acquisition, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation of equity securities of the Company, resulting in such person or persons holding equity securities of the Company that, together with equity securities already held by such person or persons, in the aggregate represent more than fifty percent (50%) of the total fair market value or total voting power of the Company’s then outstanding equity securities;

(c) individuals who as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(d) a reorganization, merger or consolidation, with respect to which persons who were the holders of equity securities of the Company immediately prior to such reorganization, merger or consolidation, immediately thereafter, own equity securities of the surviving entity representing less than fifty percent (50%) of the combined ordinary voting power of the then outstanding voting securities of the surviving entity; or

(e) the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any corporation pursuant to a reorganization, merger or consolidation, of assets of the Company that have a total gross fair market value equal to or more than eighty-five percent (85%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred for purposes of this Award (a) unless the event also constitutes a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” within the meaning of Code Section 409A(a)(2)(v), or (b) by reason of any actions or events in which the Recipient participates in a capacity other than in his capacity as an officer, employee, or director of the Company or an Affiliate.

“Confidential Information” means data and information relating to the business of the Company or an Affiliate (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Recipient or of which the Recipient became aware as a consequence of or through his relationship to the Company or an Affiliate and which has value to the Company or an Affiliate and is not generally known to its competitors.  Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company or an Affiliate (except where such public disclosure has been made by the Recipient without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means without breach of any obligations of confidentiality owed to the Company or any of its Affiliates.

“Ending Stock Price” means the volume-weighted average price per share of Common Stock for the month of December 201__ on the exchange on which Common Stock is traded, unless a Change in Control occurs before December 31, 201__, in which case the term means the value per share determined as of the date of the Change in Control, such value to be determined by the Compensation Committee in its reasonable discretion based on the actual or implied price per share paid in the Change in Control transaction.

“Good Reason” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Good Reason shall mean the occurrence of all of the events listed in either (a) or (b) below:

(a)           (i)           the Recipient experiences a material diminution of the Recipient’s responsibilities of his position, as reasonably modified by the person to whom the Recipient reports or the Board from time to time, such that the Recipient would no longer have responsibilities substantially equivalent to those of other executives holding equivalent positions at companies with similar revenues and market capitalization;

(ii)           the Recipient gives written notice to the Company of the facts and circumstances constituting the material diminution in responsibilities within ten (10) days following the occurrence of such material diminution;

(iii)           the Company fails to remedy the material diminution in responsibilities within ten (10) days following the Recipient’s written notice of the material diminution in responsibilities; and

(iv)           the Recipient terminates his employment and this Agreement within thirty (30) days following the Company’s failure to remedy the material diminution in responsibilities.

(b)           (i)           the Company requires the Recipient to relocate the Recipient’s primary place of employment to a new location that is more than fifty (50) miles from its current location (determined using the most direct driving route), without the Recipient’s consent;

(ii)           the Recipient gives written notice to the Company within ten (10) days following receipt of notice of relocation of his objection to the relocation;

(iii)           the Company fails to rescind the notice of relocation within ten (10) days following the Recipient’s written notice; and

(iv)           the Recipient terminates his employment within thirty (30) days following the Company’s failure to rescind the notice.

“High Performance” means the Company has achieved Total Shareholder Return of at least twelve percent (12%).

“Performance Period” means the period from and including January 1, 201__ through the earlier of December 31, 201__ or the date of a Change in Control.

“Target Performance” means the Company has achieved Total Shareholder Return of ten percent (10%).

“Threshold Performance” means that the Company has achieved Total Shareholder Return of eight percent (8%).

“Total Shareholder Return” means the sum of the total change in the Ending Stock Price as compared to the Beginning Stock Price, plus any dividends paid to a shareholder of record with respect to one share of Common Stock during the Performance Period.

“Trade Secrets” means information including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

EXHIBIT 1

A.
The number of Vested Restricted Units earned is determined as of the last day of the Performance Period pursuant to the following chart; provided that the Recipient must remain an employee, director or consultant of the Company or an Affiliate during the entire Performance Period to earn the number of Vested Restricted Units determined in the chart below.

Below Threshold Performance	*Threshold Performance	*Target Performance	*High Performance
Zero Vested Units

*
If Total Shareholder Return falls between Threshold Performance and Target Performance or between Target Performance and High Performance, the number of Vested Restricted Units shall be determined by rounding actual Total Shareholder Return to the closest 0.5% percentage points and then applying linear interpolation based on the percentage points by which Threshold Performance or Target Performance, respectively, as so adjusted, is exceeded.

B.
Notwithstanding the foregoing, if during the Performance Period and more than sixty (60) days before a Change in Control, the Recipient dies or becomes subject to a Disability while an employee, director or consultant of the Company or an Affiliate, the Recipient resigns from the Company for Good Reason, or the Company terminates the Recipient’s employment without Cause (each such event referred to as a “Qualifying Termination”), the Recipient shall earn a number of Vested Restricted Units equal to the number of Vested Restricted Units determined in the chart above as of the completion of the Performance Period, multiplied by a fraction, the numerator of which is the number of days elapsed in the Performance Period through the date of such event and the denominator of which is 365.

C.
Notwithstanding the foregoing, if a Change in Control occurs on or after the Grant Date and before December 31, 201__ and (i) while the Recipient remains an employee, director or consultant of the Company or an Affiliate, or (ii) within sixty (60) days before the Change in Control, the Recipient incurs a Qualifying Termination, the Recipient shall earn a number of Vested Restricted Units determined in the chart above based on the level of Total Shareholder Return through the date of the Change in Control relative to the level required for the full Performance Period (determined without regard to the shortening of the period as a result of the Change in Control), and shall not thereafter earn any additional Vested Restricted Units.

D.
The portion of the Restricted Unit Grant that has not become earned Vested Restricted Units as of the earlier of the last day of the Performance Period, or, except as provided in Item C above, as of the date the Recipient ceases to be an employee, director, or consultant of the Company or an Affiliate shall be forfeited.

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
PURSUANT TO OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

TO:	Omega Healthcare Investors, Inc.
Attention: Chief Financial Officer

FROM:

RE:                      Withholding Election

This election relates to the Restricted Unit Grant identified in Paragraph 3 below.  I hereby certify that:

(1)           My correct name and social security number and my current address are set forth at the end of this document.

(2)           I am (check one, whichever is applicable).

[ ]           the original recipient of the Restricted Unit Grant.

[ ]	the legal representative of the estate of the original recipient of the Restricted Unit Grant.

[ ]	a legatee of the original recipient of the Restricted Unit Grant.

[ ]	the legal guardian of the original recipient of the Restricted Unit Grant.

(3)           The Restricted Unit Grant pursuant to which this election relates was issued with a Grant Date of __________________ under the Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan (the “Plan”) in the name of ___________________.  This election relates to ______ shares of Common Stock issuable pursuant to the Restricted Unit Grant.

(4)           I hereby elect to have certain of the shares of Common Stock withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

The fair market value of the shares of Common Stock to be withheld in addition to $_________ in cash to be tendered to the Company by the recipient of the Restricted Unit Grant shall be equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

(5)           This Withholding Election is made no later than ten (10) days after the Tax Notice Date and is otherwise timely made pursuant to the Plan.

(6)           I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Common Stock issuable to me a whole number of shares of Common Stock having the value specified in Paragraph 4 above.

(7)           The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met.  Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:

Signature:

Name (Printed)

Street Address

City, State, Zip Code

EXHIBIT F

DETERMINATION OF NUMBERS OF RESTRICTED SHARES AND UNITS

The number of shares of stock subject to the Restricted Stock Agreement, the number of units subject to the Multi-year PRSU Agreement, and the number of units subject to the Annual PRSU Agreement shall be determined as described below.  (The methodology set forth below is the same as used in the charts provided by FPL Associates L.P. to the Compensation Committee on August 19, 2010, except that for purposes of illustration, the FPL memo uses a $23 share price assumption, whereas the actual final calculations of the potential number of shares and units will be based on the volume weighted-average trading price per share of Omega common stock (“VWAP”) for the month of December 2010.)

Step 1:            Start with threshold, target and high levels of 2011-2013 aggregate compensation (comprised of base salary, bonus opportunity and long-term incentive opportunity):

Threshold	Target	High
$4,190,000	$6,473,000	$9,028,000

Step 2:            Determine aggregate salary and bonus opportunities for 2011-2013:

Threshold	Target	High
$1,710,000	$1,995,000	$2,280,000

Step 3:            Subtract Step 2 from Step 1 to arrive at aggregate long-term incentive opportunity (excluding dividends) for 2011-2013:

Threshold	Target	High
$2,480,000	$4,478,000	$6,748,000

Step 4:            Determine projected dividends per share of Omega common stock based on Omega’s projections as of December 31, 2010. Determine the number of shares of Omega common stock, which, based on the December 2010 VWAP and assuming “Target TSR” and “Target Relative TSR” (as defined in the Multi-year PRSU Agreement) are achieved (assuming, for purposes of calculating Target TSR and Target Relative TSR referred to above, that the projected dividends are paid), results in the $4,478,000 target level of aggregate long-term incentive compensation (i.e., restricted shares, units subject to the Multi-year PRSU agreement, and units subject to the Annual PRSU agreement) (excluding projected dividends) at Step 3 as of December 31, 2013 being earned.  For purposes of this Exhibit F, compensation attributable to the Multi-year PRSU agreement shall be calculated based on the projected value, using the preceding methodology, of one-third of the units at each of December 31, 2011, December 31, 2012 and December 31, 2013.

Step 5:  Divide the number of shares determined at Step 4 into two components equal in number.

Step 5A:  The first component is the number of shares subject to the Restricted Stock Agreement.

Step 5B:  Divide the second component into two sub-components equal in number.  The first sub-component is the number of units subject to the Multi-year PRSU Agreement if Target TSR and Target Relative TSR are achieved.  Divide the second subcomponent into three equal numbers of units, each of which represents the number of shares issuable pursuant to the Annual PRSU Agreement if “Target Performance” (as defined in the Annual PRSU Agreement) for the applicable year is achieved.

Step 6:  The number of shares of stock subject to the Restricted Stock Agreement as determined at Step 5A is held constant, regardless of performance.  The numbers of units subject to the Multi-year PRSU Agreement and the Annual PRSU Agreement if Target TSR and Target Relative TSR, and Target Performance, respectively are achieved are as provided in Step 5B.  Determine the number of units subject to the Multi-year PRSU Agreement and the Annual PRSU Agreement if “Threshold TSR” and “Threshold Relative TSR” (as those terms are defined in the Multi-year PRSU Agreement) and “Threshold Performance” (as defined in the Annual PRSU Agreement) are achieved by subtracting the projected compensation (excluding dividends) attributable to the Restricted Stock Agreement as determined in Step 5A from the $2,480,000 of aggregate long-term incentive compensation (excluding dividends) at Step 3 at threshold to arrive at the difference and then determine the number of shares of Omega common stock, which based on the December 2010 VWAP and assuming Threshold TSR and Threshold Relative TSR are achieved and projected dividends are paid, results in an amount of projected compensation (excluding dividends) at December 31, 2013 that is equal to such difference. This number of units is then divided into two equal subcomponents; a multi-year subcomponent and an annual subcomponent (that is divided into three equal annual subcomponents) all in the same manner as discussed at Step 5B, but using Threshold TSR, Threshold Relative TSR and Threshold Performance instead of Target TSR, Target Relative TSR and Target Performance, respectively, in such formula.  The numbers of units at High TSR, High Relative TSR and High Performance are determined in the same manner as the number of units at Threshold TSR, Threshold Relative TSR and Threshold Performance are determined in this Step 6, except that “High” is substituted into this formula in lieu of “Threshold.”

This is only a summary of the methodology for determining the number of shares subject to the Restricted Stock Agreement and the numbers of units subject to the Multi-year PRSU Agreement and the Annual PRSU Agreement.  The actual numbers shall be calculated by FPL Associates L.P. or other compensation consultant retained by the Compensation Committee of the Board of Directors of the Company (either, the “Compensation Consultant”), and in the event of any conflict between the terms of this summary and such calculation, the calculation shall control as long as the calculation is based on the Compensation Consultant’s interpretation of this Exhibit F and such interpretation is not manifestly unreasonable.

EXHIBIT G

RELEASE, AGREEMENT PURSUANT TO
EMPLOYMENT AGREEMENT

This Agreement (this “Agreement”) is made this ___ day of _____, 200_, by OMEGA HEALTHCARE INVESTORS, INC. (the “Employer”) and ________________ (the “Employee”).

Introduction

Employee and the Employer entered into an Employment Agreement dated ________, 2010 (the “Employment Agreement”).

The Employment Agreement requires that as a condition to the Employer’s obligation to pay payments and benefits under Section 3(c) of the Employment Agreement (the “Severance Benefits”), Employee must provide a release and agree to certain other conditions as provided herein.

NOW, THEREFORE, the parties agree as follows:

1.
[For Employee under age 40: The effective date of this Agreement shall be the date on which Employee signs this Agreement (“the Effective Date”), at which time this Agreement shall be fully effective and enforceable.]

[For Employee age 40 and over or group termination of Employees age 40 and over: Employee has been offered [twenty-one (21) days] [forty-five (45) days if group termination] from receipt of this Agreement within which to consider this Agreement. The effective date of this Agreement shall be the date eight (8) days after the date on which Employee signs this Agreement (“the Effective Date”). For a period of seven (7) days following Employee’s execution of this Agreement, Employee may revoke this Agreement, and this Agreement shall not become effective or enforceable until such seven (7) day period has expired. Employee must communicate the desire to revoke this Agreement in writing.  Employee understands that he or she may sign the Agreement at any time before the expiration of the [twenty-one (21) day] [forty-five (45) day] review period.  To the degree Employee chooses not to wait [twenty-one (21) days] [forty-five (45) days] to execute this Agreement, it is because Employee freely and unilaterally chooses to execute this Agreement before that time.  Employee’s signing of the Agreement triggers the commencement of the seven (7) day revocation period.]

2.
In exchange for Employee’s execution of this Agreement and in full and complete settlement of any claims as specifically provided in this Agreement, the Employer will provide Employee with the Severance Benefits.

3.
[For Employee age 40 or over or group termination of Employees age 40 and over:  Employee acknowledges and agrees that this Agreement is in compliance with the Age Discrimination in Employment Act and the Older Workers Benefit Protection Act and that the releases set forth in this Agreement shall be applicable, without limitation, to any claims brought under these Acts.]

The release given by Employee in this Agreement is given solely in exchange for the consideration set forth in Section 2 of  this Agreement and such consideration is in addition to anything of value that Employee was entitled to receive prior to entering into this Agreement.

Employee has been advised to consult an attorney prior to entering into this Agreement [For Employee age 40 or over or group termination of Employees age 40 and over: and this provision of the Agreement satisfies the requirement of the Older Workers Benefit Protection Act that Employee be so advised in writing].

[For under age 40: Employee has been offered an ample opportunity from receipt of this Agreement within which to consider this Agreement.]

By entering into this Agreement, Employee does not waive any rights or claims that may arise after the date this Agreement is executed.

4.
[For group termination of Employees age 40 and over:  The Employer has ________________________________________________ [The Employer to describe class, unit, or group of individuals covered by termination program, any eligibility factors, and time limits applicable] and such employees comprise the “Decisional Unit.” Attached as “Attachment 1” to this Agreement is a list of ages and job titles of persons in the Decisional Unit who were and who were not selected for termination and the offer of consideration for signing the Agreement.]

5.
This Agreement shall in no way be construed as an admission by the Employer that it has acted wrongfully with respect to Employee or any other person or that Employee has any rights whatsoever against the Employer.  The Employer specifically disclaims any liability to or wrongful acts against Employee or any other person on the part of itself, its employees or its agents.

6.
As a material inducement to the Employer to enter into this Agreement, Employee hereby irrevocably releases the Employer and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, affiliates (and agents, directors, officers, employees, representatives and attorneys of such affiliates) of the Employer and all persons acting by, through, under or in concert with them (collectively, the “Releasees”), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, including, but not limited to, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, or any legal restrictions on the Employer’s right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (1) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991 (race, color, religion, sex, and national origin discrimination); (2) the Employee Retirement Income Security Act (“ERISA”); (3) 42 U.S.C. § 1981 (discrimination); (4) the Americans with Disabilities Act (disability discrimination); (5) the Equal Pay Act; [For Employee age 40 or over or group termination of Employees age 40 and over: (6) the Age Discrimination in Employment Act; (7) the Older Workers Benefit Protection Act;]  (6) Executive Order 11246 (race, color, religion, sex, and national origin discrimination); (7) Executive Order 11141 (age discrimination); (8) Section 503 of the Rehabilitation Act of 1973 (disability discrimination); (9) negligence; (10) negligent hiring and/or negligent retention; (11) intentional or negligent infliction of emotional distress or outrage; (12) defamation; (13) interference with employment; (14) wrongful discharge; (15) invasion of privacy; or (16) violation of any other legal or contractual duty arising under the laws of the State of Maryland or the laws of the United States (“Claim” or “Claims”), which Employee now has, or claims to have, or which Employee at any time heretofore had, or claimed to have, or which Employee at any time hereinafter may have, or claim to have, against each or any of the Releasees, in each case as to acts or omissions by each or any of the Releasees occurring up to and including the Effective Date.

7.
The release in the preceding paragraph of this Agreement does not apply to (a) all benefits and awards (including without limitation cash and stock components) which pursuant to the terms of any compensation or benefit plans, programs, or agreements of the Employer are earned or become payable, but which have not yet been paid, and (b) pay for accrued but unused vacation that the Employer is legally obligated to pay Employee, if any, and only if the Employer is so obligated, (c) unreimbursed business expenses for which Employee is entitled to reimbursement under the Employer’s policies, (d) any rights to indemnification that Employee has under any directors and officers or other insurance policy the Employer maintains or under the bylaws and articles of incorporation of the Company, and under any indemnification agreement, if any, and (e) any rights the Employee may have (if any) to workers compensation benefits.

8.
Employee promises that he will not make statements disparaging to any of the Releasees.  Employee agrees not to make any statements about any of the Releasees to the press (including without limitation any newspaper, magazine, radio station or television station) without the prior written consent of the Employer.  The obligations set forth in the two immediately preceding sentences will expire two years after the Effective Date.  Employee will also cooperate with the Employer and its affiliates if the Employer requests Employee’s testimony.  To the extent practicable and within the control of the Employer, the Employer will use reasonable efforts to schedule the timing of Employee’s participation in any such witness activities in a reasonable manner to take into account Employee’s then current employment, and will pay the reasonable documented out-of-pocket expenses that the Employer pre-approves and that Employee incurs for travel required by the Employer with respect to those activities.

9.
Except as set forth in this Section, Employee agrees not to disclose the existence or terms of this Agreement to anyone.  However, Employee may disclose it to a member of his immediate family or legal or financial advisors if necessary and on the condition that the family member or advisor similarly does not disclose these terms to anyone.  Employee understands that he will be responsible for any disclosure by a family member or advisor as if he had disclosed it himself.  This restriction does not prohibit Employee’s disclosure of this Agreement or its terms to the extent necessary during a legal action to enforce this Agreement or to the extent Employee is legally compelled to make a disclosure.  However, Employee will notify the Employer promptly upon becoming aware of that legal necessity and provide it with reasonable details of that legal necessity.

10.
Employee has not filed or caused to be filed any lawsuit, complaint or charge with respect to any Claim he releases in this Agreement.  Employee promises never to file or pursue a lawsuit, complaint or charge based on any Claim released by this Agreement, except that Employee may participate in an investigation or proceeding conducted by an agency of the United States Government or of any state.  Notwithstanding the foregoing, Employee is not prohibited from filing a charge with the Equal Employment Opportunity Commission but expressly waives his right to personal recovery as a result of such charge.  Employee also has not assigned or transferred any claim he is releasing, nor has he purported to do so.  [For group termination of Employees age 40 and over: Employee covenants and agrees not to institute, or participate in any way in anyone else’s actions involved in instituting, any action against any of the members of the Decisional Unit with respect to any Claim released herein.]

11.
The Employer and Employee agree that the terms of this Agreement shall be final and binding and that this Agreement shall be interpreted, enforced and governed under the laws of the State of Maryland.  The provisions of this Agreement can be severed, and if any part of this Agreement is found to be unenforceable, the remainder of this Agreement will continue to be valid and effective.

12.
This Agreement sets forth the entire agreement between the Employer and Employee and fully supersedes any and all prior agreements or understandings, written and/or oral, between the Employer and Employee pertaining to the subject matter of this Agreement.

13.
Employee is solely responsible for the payment of any fees incurred as the result of an attorney reviewing this agreement on behalf of Employee.  In any litigation concerning the validity or enforceability of this contract or in any litigation to enforce the provisions of this contract, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs, including court costs and expert witness fees and costs.

Employee’s signature below indicates Employee’s understanding and agreement with all of the terms in this Agreement.

Employee should take this Agreement home and carefully consider all of its provisions before signing it. [For Employee age 40 or over or group termination of Employees age 40 and over: Employee may take up to [twenty-one (21) days] [forty-five (45) days if group termination] to decide whether Employee wants to accept and sign this Agreement.  Also, if Employee signs this Agreement, Employee will then have an additional seven (7) days in which to revoke Employee’s acceptance of this Agreement after Employee has signed it.  This Agreement will not be effective or enforceable, nor will any consideration be paid, until after the seven (7) day revocation period has expired.] Again, Employee is free and encouraged to discuss the contents and advisability of signing this Agreement with an attorney of Employee’s choosing.

Employee should read carefully.  This agreement includes a release of all known and unknown claims through the effective date.  Employee is strongly advised to consult with an attorney before executing this document.

IN WITNESS WHEREOF, Employee and the Employer have executed this agreement effective as of the date first written above.

EMPLOYEE

Daniel Booth

Signature

Date Signed

OMEGA HEALTHCARE INVESTORS, INC.

By:

Title:

ATTACHMENT I

[Insert descriptive name of decisional unit from the Agreement]

Employees Comprising the “Decisional Unit”

Job Title:	Age:	Participating:	Not Participating: